Exhibit 10.2

REASSIGNMENT NO. 17 OF RECEIVABLES IN REMOVED ACCOUNTS

REASSIGNMENT NO. 17 OF RECEIVABLES IN REMOVED ACCOUNTS (this “Reassignment”) dated as of February 12, 2018, by and between CHASE CARD FUNDING LLC, a Delaware limited liability company, as Transferor (the “Transferor”), and the CHASE ISSUANCE TRUST (the “Trust”), pursuant to the Agreement referred to below, and acknowledged by CHASE BANK USA, NATIONAL ASSOCIATION (the “Bank”) in its capacity as servicer under the Agreement referred to below (in such capacity, the “Servicer”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, in its capacity as indenture trustee (in such capacity, the “Indenture Trustee”) and collateral agent (in such capacity, the “Collateral Agent”) under the Agreement referred to below.

W I T N E S S E T H:

WHEREAS, the Bank, as Servicer and Administrator, the Transferor, Wells Fargo Bank, National Association, as Indenture Trustee and Collateral Agent, and the Trust are parties to the Fourth Amended and Restated Transfer and Servicing Agreement, dated as of January 20, 2016 (hereinafter as such agreement may have been, or may from time to time be, amended, supplemented or otherwise modified, the “Agreement”);

WHEREAS, pursuant to the Agreement, the Transferor wishes to remove from the Trust all Receivables owned by the Trust in certain designated Accounts identified on Schedule 1 to this Reassignment (the “Removed Accounts”) and to cause the Trust to reconvey the Receivables of such Removed Accounts, whether now existing or hereafter created, from the Trust to the Transferor; and

WHEREAS, the Trust is willing to accept such designation and to reconvey the Receivables in the Removed Accounts subject to the terms and conditions hereof;

NOW, THEREFORE, the Transferor and the Trust, hereby agree as follows:

1. Defined Terms. All terms defined in the Agreement and used herein shall have such defined meanings when used herein, unless otherwise defined herein.

“Removal Cut-Off Date” shall mean, with respect to the Removed Accounts, December 31, 2017.

“Removal Date” shall mean, with respect to the Removed Accounts, February 12, 2018.

“Removal Notice Date” shall mean, with respect to the Removed Accounts, February 2, 2018.

2. Designation of Removed Accounts. Within five Business Days after the Removal Date, or as otherwise agreed upon by the Transferor and the Trust, the Transferor will deliver to, or cause to be delivered to, the Collateral Agent, as designee, on behalf of the Trust, an accurate list, based on the computer records of, or kept on behalf of, the Transferor (in the form of a computer file, microfiche list, CD-ROM or such other form as is agreed upon between the Transferor and the Trust) of all Removed Accounts identified by account reference number and the aggregate amount of Principal Receivables in such Removed Accounts as of the Removal Cut-Off Date, which list shall, as of the Removal Date, modify and amend and be incorporated into and made a part of the Agreement.

3. Reconveyance of Receivables. The Trust does hereby sell, transfer, assign, set over and otherwise reconvey to the Transferor, without recourse, on and after the Removal Date, all right, title and interest of the Trust in, to and under the Receivables now existing and hereafter created from time to time in the Removed Accounts identified on Schedule 1 hereto, all Interchange and Recoveries related thereto, all monies due or to become due (including all Finance Charge Receivables) and all amounts received or receivable with respect thereto and all proceeds (as defined in the UCC as in effect in the applicable jurisdiction) thereof (the “Removed Collateral”).

4. Representations and Warranties of the Transferor. The Transferor hereby represents and warrants to the Trust as of the Removal Date that:

(a) Legal, Valid and Binding Obligation. This Reassignment constitutes a legal, valid and binding obligation of the Transferor enforceable against the Transferor, in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors’ rights in general and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity);

(b) Satisfaction of Additional Requirements. All of the requirements for the removal of Accounts under the Asset Pool One Supplement have been satisfied; and

(c) Required Transferor Amount and Minimum Pool Balance. The removal of any Receivable of any Removed Accounts on any Removal Date shall not, in the reasonable belief of the Transferor, cause, with respect to Asset Pool One in which such Receivables had been designated for inclusion, an Adverse Effect or the Transferor Amount to be less than the Required Transferor Amount or the Pool Balance to be less than the Minimum Pool Balance for such Monthly Period in which such removal occurs.

5. Representations and Warranties of the Servicer. No selection procedures believed by the Transferor to be materially adverse to the interests of the Noteholders were utilized in selecting the Removed Accounts to be removed from the Trust and (I) a random selection procedure was used by the Servicer in selecting the Removed Accounts and only one such removal of randomly selected Accounts shall

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occur in the then current Monthly Period, (II) the Removed Accounts arose pursuant to an affinity, private-label, agent-bank, co-branding or other arrangement with a third party that has been cancelled by such third party or has expired without renewal and which by its terms permits the third party to repurchase the Removed Accounts subject to such arrangement, upon such cancellation or non-renewal and the third party has exercised such repurchase right or (III) the Removed Accounts were selected using another method that will not preclude transfers from satisfying the conditions for sale accounting treatment under generally accepted accounting principles in effect for reporting periods before November 15, 2009.

6. Conditions Precedent. The reassignment hereunder of the Receivables in the Removed Accounts and the amendment of the Agreement pursuant to Section 8 of this Reassignment are each subject to:

(a) the satisfaction, on or prior to the Removal Date, of the conditions set forth in subsection 2.13(b) of the Agreement; and

(b) the delivery, on or prior to the Removal Date, to the Trust by the Transferor and the Servicer of an Officer’s Certificate substantially in the form of Schedule 2-A or 2-B to this Reassignment, as applicable. The Trust may conclusively rely on such Officer’s Certificate, shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying.

7. Representations and Warranties of the Trust. Since the date of the transfer by the Transferor under the Agreement, the Trust has not sold, transferred or encumbered any Receivable in any Removed Account or any interest therein.

8. Amendment of the Transfer and Servicing Agreement. The Agreement is hereby amended to provide that all references therein to the “Transfer and Servicing Agreement,” to “this Agreement” and to “herein” shall be deemed from and after the Removal Date to be a dual reference to the Agreement as supplemented by this Reassignment. All references therein to the Accounts shall be deemed not to include the Removed Accounts designated hereunder and all references to Receivables shall be deemed not to include the Receivables reconveyed hereunder. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Agreement shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with its terms and except as expressly provided herein shall not constitute or be deemed to constitute a waiver of compliance with or a consent to noncompliance with any term or provision of the Agreement.

9. Release.

(a) The Trust hereby expressly terminates, relinquishes, releases, discharges and renders ineffective any and all security interests, liens, mortgages and encumbrances, as against the Transferor, any transferee of the Transferor and any person claiming title to or an interest in the Removed Collateral through any such person, or any successor or assign of any of the foregoing (all such persons and entities being referred to

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individually as a “Transferee” and collectively as the “Transferees”), and any and all right, title, benefit, interest or claim whatsoever, present or future, actual or contingent (collectively, “Rights”), owned or held by the Trust to, against or in respect of the Removed Collateral.

(b) In case any provision of this Reassignment shall be rendered invalid, illegal or unenforceable in any jurisdiction, the Trust hereby acknowledges that the interest of the Trust in the Removed Collateral is subordinate and junior to the security interest of any Transferee and hereby expressly agrees that any security interest it may have in any Removed Collateral is and shall remain subordinate and junior to all security interests granted by a Transferee, regardless of the time of the recording, perfection or filing thereof or with respect thereto.

(c) The Trust acknowledges and agrees that the Transferees and their representatives are expressly entitled to rely on the provisions of this Section 9, it being the intent of the Trust that the Transferees will acquire title to the Removed Collateral purchased by them free of any Rights owned or held by the Trust to, against or in respect of the Removed Collateral.

10. Counterparts. This Reassignment may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

11. GOVERNING LAW. THIS REASSIGNMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

12. Authorization. The Trust hereby authorizes the Transferor, or any agent designated by the Transferor, to file any financing statements or continuation statements, and amendments to financing statements, in any jurisdictions and with any filing offices as the Transferor may determine, in its sole discretion, are necessary or advisable to perfect the conveyance to the Transferor pursuant to Section 3 hereof. Such financing statements may describe the collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as the Transferor may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the collateral granted to the Transferor in connection herewith, including, without limitation, describing such property as “all assets” or “all personal property.”

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IN WITNESS WHEREOF, the parties hereto have caused this Reassignment to be duly executed by their respective officers as of the day and year first above written.

CHASE CARD FUNDING LLC, as Transferor

By:	/s/ Eve Ngan
Name: Eve Ngan
Title: Chief Executive Officer

CHASE ISSUANCE TRUST, as Issuing Entity

By:	CHASE BANK USA, NATIONAL ASSOCIATION, as Administrator

By:	/s/ Douglas S. Arrigo
Name: Douglas S. Arrigo
Title: Managing Director

CHASE ISSUANCE TRUST

REASSIGNMENT NO. 17 (TSA)

Acknowledged by:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Indenture Trustee and Collateral Agent

By:	/s/ Cheryl Zimmerman
Name: Cheryl Zimmerman
Title: Vice President

CHASE BANK USA, NATIONAL ASSOCIATION, as Servicer

By:	/s/ Douglas S. Arrigo
Name: Douglas S. Arrigo
Title: Managing Director

CHASE ISSUANCE TRUST

REASSIGNMENT NO. 17 (TSA)

Schedule 1

to Reassignment No. 17

of Receivables

REMOVED ACCOUNTS

[Delivered to the Collateral Agent]

Schedule 2-A

to Reassignment No. 17

of Receivables

CHASE CARD FUNDING LLC

FORM OF OFFICER’S CERTIFICATE

                    , 20

                    , a duly authorized officer of Chase Card Funding LLC, a Delaware limited liability company (the “Transferor”), hereby certifies and acknowledges on behalf of the Transferor that to the best of [her/his] knowledge the following statements are true on                     , 20         (the “Removal Date”), and acknowledges on behalf of the Transferor that this Officer’s Certificate will be relied upon by the Chase Issuance Trust (the “Trust” or “Issuing Entity”) in connection with the Trust entering into Reassignment No.          of Receivables in Removed Accounts, dated as of the Removal Date (the “Reassignment”), by and among the Transferor, Chase Bank USA, National Association, as Servicer (the “Servicer”), and the Trust in connection with the Fourth Amended and Restated Transfer and Servicing Agreement, dated as of January 20, 2016 (as heretofore supplemented and amended, the “Transfer and Servicing Agreement”), by and among the Servicer, the Transferor, the Issuing Entity, and Wells Fargo Bank, National Association, as Indenture Trustee and Collateral Agent.

The undersigned hereby certifies and acknowledges on behalf of the Transferor that:

(a) All of the requirements for the removal of Accounts under the Asset Pool One Supplement have been satisfied.

(b) On or prior to the Removal Date, the Transferor has delivered to the Trust for execution, the Reassignment and within five Business Days after the Removal Date, or as otherwise agreed upon between the Transferor and the Collateral Agent, as designee, on behalf of the Issuing Entity, the Transferor shall deliver to, or cause to be delivered to, the Collateral Agent, as designee, on behalf of the Issuing Entity, an accurate list, based on the computer records of, or kept on behalf of, the Transferor (in the form of a computer file, microfiche list, CD-ROM or such other form as is agreed upon between the Transferor and the Trust) of the Removed Accounts, identified by account reference number and the aggregate amount of the Receivables outstanding in each Removed Account as of the Removal Cut-Off Date, and stating from which Asset Pool the Removed Accounts are to be removed. Such list shall, as of the Removal Date, modify, amend and be incorporated into and made a part of the Reassignment and the Transfer and Servicing Agreement.

(c) The Reassignment constitutes a legal, valid and binding obligation of the Transferor enforceable against the Transferor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors’ rights in general and the rights of creditors of national banking associations and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

(d) On or before the fifth Business Day prior to the Removal Date, the Transferor gave the Administrator, on behalf of the Trust, and the Servicer written notice that the Receivables from the Removed Accounts are to be reassigned to the Transferor or its designee, specifying the date for removal of the Removed Accounts.

(e) The removal of any Receivable of any Removed Accounts on the Removal Date shall not, in the reasonable belief of the Transferor, cause, with respect to Asset Pool One, an Adverse Effect or the Transferor Amount to be less than the Required Transferor Amount or the Pool Balance to be less than the Minimum Pool Balance for such Monthly Period in which such removal occurs.

(f) All requirements set forth in Section 2.13 of the Transfer and Servicing Agreement for designating Removed Accounts and conveying the Principal Receivables of such Accounts, whether now existing or hereafter created, have been satisfied.

Initially capitalized terms used herein and not otherwise defined are used as defined in the Transfer and Servicing Agreement.

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IN WITNESS WHEREOF, I have hereunto set my hand as of the date hereinabove set forth.

CHASE CARD FUNDING LLC, as Transferor

By:
Name:
Title:

CHASE ISSUANCE TRUST

REASSIGNMENT NO.      (TSA)

Officer’s Certificate of the Transferor

Schedule 2-B

to Reassignment No. 17

of Receivables

CHASE BANK USA, NATIONAL ASSOCIATION

FORM OF OFFICER’S CERTIFICATE OF THE SERVICER

                    , 20

                    , a duly authorized officer of Chase Bank USA, National Association, a national banking association (the “Servicer”), hereby certifies and acknowledges on behalf of the Servicer that to the best of [her/his] knowledge the following statements are true on                     , 20         (the “Removal Date”), and acknowledges on behalf of the Servicer that this Officer’s Certificate will be relied upon by the Chase Issuance Trust (the “Issuing Entity” or the “Trust”) in connection with the Trust entering into Reassignment No.          of Receivables in Removed Accounts, dated as of the related Removal Date (the “Reassignment”), by and among Chase Card Funding LLC, as Transferor (the “Transferor”), the Servicer and the Trust in connection with the Fourth Amended and Restated Transfer and Servicing Agreement, dated as of January 20, 2016 (as heretofore supplemented and amended, the “Transfer and Servicing Agreement”), by and among the Servicer, the Transferor, the Issuing Entity and Wells Fargo Bank, National Association, as Indenture Trustee and Collateral Agent.

The undersigned hereby certifies and acknowledges on behalf of the Transferor that (x) a random selection procedure was used by the Servicer in selecting the Removed Accounts and only one such removal of randomly selected Accounts shall occur in the then current Monthly Period, (y) the Removed Accounts arose pursuant to an affinity, private-label, agent-bank, co-branding or other arrangement with a third party that has been cancelled by such third party or has expired without renewal and which by its terms permits the third party to repurchase the Removed Accounts subject to such arrangement, upon such cancellation or non-renewal and the third party has exercised such repurchase right or (z) the Removed Accounts were selected using another method that will not preclude transfers from satisfying the conditions for sale accounting treatment under generally accepted accounting principles in effect for reporting periods before November 15, 2009.

Initially capitalized terms used herein and not otherwise defined are used as defined in the Transfer and Servicing Agreement.

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IN WITNESS WHEREOF, I have hereunto set my hand as of the date hereinabove set forth.

CHASE BANK USA, NATIONAL ASSOCIATION, as Servicer

By:
Name:
Title:

CHASE ISSUANCE TRUST

REASSIGNMENT NO. __ (TSA)

Officer’s Certificate of the Servicer